INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data
Exhibit 99.2
Non-performing assets

	September 30,	December 31,
	2008	2007
	(dollars in thousands)
Non-accrual loans	$111,756	$72,682
Loans 90 days or more past due and still accruing interest	2,893	4,394
Restructured loans		173

Total non-performing loans	114,649	77,249
Other real estate	19,993	9,723

Total non-performing assets	$134,642	$86,972

As a percent of Portfolio Loans
Non-performing loans	4.58%	3.07%
Allowance for loan losses	2.15	1.80
Non-performing assets to total assets	4.29	2.68
Allowance for loan losses as a percent of non-performing loans	47	59
Allowance for loan losses

	Nine months ended
	September 30,
	2008		2007
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(in thousands)
Balance at beginning of period	$45,294	$1,936	$26,879	$1,881
Additions (deduction)
Provision charged to operating expense	44,039	(583)	33,420	347
Recoveries credited to allowance	2,707		1,741
Loans charged against the allowance	(38,142)		(19,713)

Balance at end of period	$53,898	$1,353	$42,327	$2,228

Net loans charged against the allowance to average Portfolio Loans (annualized)	1.85%		0.96%

Alternative Sources of Funds

	September 30,			December 31,
	2008			2007
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(dollars in thousands)
Brokered CDs(1,2)	$201,709	1.2 years	3.65%	$516,077	1.9 years	4.72%
Fixed rate FHLB advances(1)	309,777	2.5 years	3.21	240,509	1.3 years	4.81
Variable rate FHLB advances(1)	10,000	.5 years	2.00	20,000	.3 years	4.35
Securities sold under agreements to Repurchase(1)	35,000	2.2 years	4.42	35,000	2.9 years	4.42
FRB — Discount borrowing	255,000	.2 years	2.25
Federal funds purchased				54,452	1 day	4.00

Total	$811,486	1.4 years	3.06%	$866,038	1.6 years	4.68%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.
Capitalization

	September 30,	December 31,
	2008	2007
	(in thousands)
Unsecured debt		$3,000

Subordinated debentures	$92,888	92,888
Amount not qualifying as regulatory capital	(2,788)	(2,788)

Amount qualifying as regulatory capital	90,100	90,100

Shareholders’ Equity
Preferred stock, no par value
Common stock, par value $1.00 per share	22,782	22,601
Capital surplus	196,954	195,302
Retained earnings	16,621	22,770
Accumulated other comprehensive loss	(11,072)	(171)

Total shareholders’ equity	225,285	240,502

Total capitalization	$315,385	$333,602

Non-Interest Income

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2008	2008	2007	2008	2007
	(in thousands)
Service charges on deposit accounts	$6,416	$6,164	$6,565	$18,227	$17,833
Net gains (losses) on assets
Mortgage loans	969	1,141	1,094	3,977	3,413
Securities	(6,711)	837	52	(8,037)	259
VISA check card interchange income	1,468	1,495	1,287	4,334	3,529
Mortgage loan servicing	340	1,528	633	1,545	1,872
Mutual fund and annuity commissions	680	644	517	1,748	1,463
Bank owned life insurance	506	484	471	1,468	1,368
Title insurance fees	307	384	363	1,108	1,207
Manufactured home loan origination fees and commissions			10		239
Other	1,473	1,460	1,537	4,707	4,789

Total non-interest income	$5,448	$14,137	$12,529	$29,077	$35,972

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2008	2008	2007	2008	2007
	(in thousands)
Mortgage loans originated	$74,506	$111,316	$113,563	$304,064	$359,991
Mortgage loans sold	52,837	80,238	77,154	217,524	224,279
Mortgage loans sold with servicing rights released	16,760	11,660	14,121	36,302	38,404
Net gains on the sale of mortgage loans	969	1,141	1,094	3,977	3,413
Net gains as a percent of mortgage loans sold (“Loan Sale Margin”)	1.83%	1.42%	1.42%	1.82%	1.52%
SFAS #133/#159 adjustments included in the Loan Sale Margin	(0.03)	(0.25)	(0.06)	0.28	(0.03)
Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended		Nine months ended
	September 30,		September 30,
	2008	2007	2008	2007
	(in thousands)
Balance at beginning of period	$16,551	$15,443	$15,780	$14,782
Originated servicing rights capitalized	403	760	2,035	2,222
Amortization	(346)	(381)	(1,478)	(1,220)
(Increase)/decrease in impairment reserve	(348)	8	(77)	46

Balance at end of period	$16,260	$15,830	$16,260	$15,830

Impairment reserve at end of period	$396	$22	$396	$22

Non-Interest Expense

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2008	2008	2007	2008	2007
	(in thousands)
Salaries	$10,110	$9,727	$9,771	$29,993	$30,548
Performance-based compensation and benefits	1,336	1,443	1,287	4,083	3,761
Other benefits	2,577	2,638	2,563	7,939	8,064

Compensation and employee benefits	14,023	13,808	13,621	42,015	42,373
Occupancy, net	2,871	2,813	2,521	8,798	7,870
Loan and collection	2,008	2,031	1,285	5,895	3,512
Furniture, fixtures and equipment	1,662	1,825	1,798	5,304	5,689
Data processing	1,760	1,712	1,753	5,197	5,103
Loss on other real estate and repossessed assets	425	1,560	80	2,091	172
Advertising	1,575	1,168	1,472	3,843	3,965
Credit card and bank service fees	1,273	1,174	939	3,493	2,876
Communications	968	1,021	962	3,004	2,806
Deposit insurance	275	418	100	1,526	360
Amortization of intangible assets	760	761	934	2,314	2,439
Supplies	519	472	590	1,534	1,778
Legal and professional	527	463	504	1,408	1,467
Branch acquisition and conversion costs					330
Goodwill impairment					343
Other	2,010	1,965	1,813	5,676	5,056

Total non-interest expense	$30,656	$31,191	$28,372	$92,098	$86,139

Average Balances and Tax Equivalent Rates

	Three Months Ended
	September 30,
	2008			2007
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets
Taxable loans (1)	$2,584,151	$46,294	7.14%	$2,528,039	$50,835	8.00%
Tax-exempt loans (1,2)	11,953	205	6.82	9,079	163	7.12
Taxable securities	142,483	2,078	5.80	163,321	2,308	5.61
Tax-exempt securities (2)	145,911	2,630	7.17	223,634	3,897	6.91
Other investments	45,362	466	4.09	20,196	232	4.56

Interest Earning Assets — Continuing Operations	2,929,860	51,673	7.02	2,944,269	57,435	7.75

Cash and due from banks	56,922			34,873
Taxable loans — discontinued operations				604
Other assets, net	224,626			245,888

Total Assets	$3,211,408			$3,225,634

Liabilities
Savings and NOW	$966,415	2,262	0.93	$996,125	4,942	1.97
Time deposits	814,434	7,315	3.57	1,432,098	17,648	4.89
Long-term debt				1,995	23	4.57
Other borrowings	790,353	7,099	3.57	160,699	2,941	7.26

Interest Bearing Liabilities— Continuing Operations	2,571,202	16,676	2.58	2,590,917	25,554	3.91

Demand deposits	314,116			316,873
Time deposits — discontinued operations				434
Other liabilities	89,951			71,430
Shareholders’ equity	236,139			245,980

Total liabilities and shareholders’ equity	$3,211,408			$3,225,634

Tax Equivalent Net Interest Income		$34,997			$31,881

Tax Equivalent Net Interest Income as a Percent of Earning Assets			4.76%			4.31%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Nine Months Ended
	September 30,
	2008			2007
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets
Taxable loans (1)	$2,575,809	$140,925	7.30%	$2,520,661	$151,152	8.01%
Tax-exempt loans (1,2)	10,969	582	7.09	9,450	489	6.92
Taxable securities	152,812	6,558	5.73	185,707	7,377	5.31
Tax-exempt securities (2)	179,914	9,562	7.10	230,998	12,087	7.00
Other investments	32,553	1,185	4.86	25,732	1,010	5.25

Interest Earning Assets — Continuing Operations	2,952,057	158,812	7.18	2,972,548	172,115	7.73

Cash and due from banks	53,354			30,663
Taxable loans — discontinued operations				11,274
Other assets, net	226,367			244,780

Total Assets	$3,231,778			$3,259,265

Liabilities
Savings and NOW	$985,938	8,281	1.12	$964,895	13,919	1.93
Time deposits	928,304	28,699	4.13	1,486,616	54,457	4.90
Long-term debt	330	12	4.86	2,491	86	4.62
Other borrowings	689,296	20,499	3.97	163,237	8,495	6.96

Interest Bearing Liabilities— Continuing Operations	2,603,868	57,491	2.95	2,617,239	76,957	3.93

Demand deposits	300,411			303,045
Time deposits — discontinued operations				8,176
Other liabilities	87,530			77,548
Shareholders’ equity	239,969			253,257

Total liabilities and shareholders’ equity	$3,231,778			$3,259,265

Tax Equivalent Net Interest Income		$101,321			$95,158

Tax Equivalent Net Interest Income as a Percent of Earning Assets			4.58%			4.27%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of September 30, 2008

	Total Commercial Loans
					Percent of
		Watch Credits			Loan
			Non-		Category in
	All Loans	Performing	performing	Total	Watch Credit
Loan Category	(dollars in thousands)
Land	$39,843	$7,874	$10,900	$18,774	47.1%
Land Development	62,904	17,129	19,551	36,680	58.3%
Construction	54,954	9,622	6,609	16,231	29.5%
Income Producing	422,557	56,075	28,617	84,692	20.0%
Owner Occupied	223,792	24,234	5,045	29,279	13.1%

Total Commercial Real Estate Loans (1)	$804,050	$114,934	$70,722	$185,656	23.1%

Other Commercial Loans(1)	$205,523	$17,628	3,497	$21,125	10.3%

Total non-performing commercial loans			$74,219

(1)	The total of these two categories is different than the September 30, 2008, Consolidated Statement of Financial Condition due primarily to loans in process.